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                                 EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the prospectus constituting part of the Registration Statements on Form S-8 (No. 33-44805, No. 33-72504 and 33-80637) of Trimark Holdings, Inc. of our report dated September 18, 1997 appearing on page 33 of this Form 10-K.



                              PRICE WATERHOUSE LLP


Century City, California
September 26, 1997